UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2003

FIRST CHESAPEAKE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-21912	54-1624428
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Yamato Road, Suite 100, Boca Raton, Florida	33431
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (561) 862-0134

FIRST CHESAPEAKE FINANCIAL CORPORATION

FORM 8-K

CURRENT REPORT

Item 5. Other Events and Required FD Disclosure

On September 10, 2003, First Chesapeake Financial Corporation, a Virginia corporation, issued a press release announcing that it had entered into an agreement to purchase one hundred percent (100%) of the issued and outstanding membership interests in Professional Property Developers, LLC, a West Virginia limited liability company that owns a 27,000-square-foot, multi-tenant commercial building and an additional seven-plus acres of ready-to-be-developed commercial land in Teayes Valley, West Virginia. A copy of the press release announcing the foregoing is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits.

Exhibit 99.1    First Chesapeake Financial Corporation Press Release, dated September 10, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Chesapeake Financial Corporation

Date:	9/19/03	By:	/s/ Kautilya Sharma
Name: Mr. Kautilya Sharma
Title: Chief Executive Officer

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FIRST CHESAPEAKE FINANCIAL CORPORATION

Current Report on Form 8-K

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by First Chesapeake Financial Corporation on September 10, 2003